UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2021

Mudrick Capital Acquisition Corporation II

(Exact name of registrant as specified in its charter)

Delaware	001-39771	85-2320197
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

527 Madison Avenue, 6th Floor
New York, NY 10022
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 747-9500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, and one-half of one Redeemable Warrant	MUDSU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	MUDS	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	MUDSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On April 6, 2021, Mudrick Capital Acquisition Corporation II (“MUDS”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among MUDS, Titan Merger Sub I, Inc., a Delaware corporation and direct, wholly owned subsidiary of MUDS (“First Merger Sub”), Titan Merger Sub II, LLC, a Delaware limited liability company and direct, wholly owned subsidiary of MUDS (“Second Merger Sub”), Topps Intermediate Holdco, Inc., a Delaware corporation (the “Company”), and Tornante-MDP Joe Holding LLC, a Delaware limited liability company and the sole stockholder of the Company (“Holdings”). The Merger Agreement was amended on May 10, 2021 and August 15, 2021.

Pursuant to the Merger Agreement, the parties thereto will enter into a business combination transaction (the “Business Combination”), pursuant to which (i) First Merger Sub will merge with and into the Company, with the Company being the surviving corporation in the merger (the “First Merger”) and (ii) the surviving corporation in the First Merger will merge with and into Second Merger Sub, with Second Merger Sub being the surviving entity in the merger.

The proposed Business Combination is expected to be consummated after the required approval by the stockholders of MUDS and the satisfaction of certain other conditions.

Item 7.01	Regulation FD Disclosure.

On August 18, 2021, the Company issued a press release announcing its financial results for the second quarter of 2021 (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of MUDS under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K (this “Current Report”) will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1.

Cautionary Language Regarding Forward-Looking Statements

This Current Report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements may include estimated financial information, including with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of MUDS, the Company or the combined company after completion of the proposed Business Combination, and are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward-looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could result in the proposed Business Combination not being completed at all or on the expected timeline, including as a result of the termination of the Merger Agreement or the failure to obtain approval of MUDS’ stockholders or other conditions to closing in the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against MUDS or the Company or any of their respective directors or officers, following the announcement of the proposed Business Combination; (3) the ability to meet applicable NASDAQ listing standards; (4) the risk that the proposed Business Combination disrupts current plans and operations of the Company’s business as a result of the announcement and consummation of the proposed Business Combination; (5) the inability to complete the PIPE Investment; (6) changes in domestic and foreign business, market, financial, political and legal conditions; (7) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the proposed Business Combination; (9) changes in applicable laws or regulations; (10) the impact of the global COVID-19 pandemic on any of the foregoing risks; and (11) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed Business Combination, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission (the “SEC”) by MUDS. Investors are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. MUDS and the Company undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. The forward-looking statements in this Current Report speak as of the date of its filing. Although MUDS may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so whether as a result of new information, future events, changes in assumptions or otherwise except as required by applicable securities laws.

Non-GAAP Financial Measures

This Current Report includes certain non-GAAP financial measures, including Adjusted EBITDA and Adjusted EBITDA margin, that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). Please see the reconciliation of non-GAAP financial measures to the most closely comparable GAAP measures at the end of the Press Release. The non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. The Company does not provide a non-GAAP reconciliation for its forward-looking Adjusted EBITDA, as such reconciliation would rely on market factors and certain other conditions and assumptions that are outside of the company’s control. The Company believes that this non-GAAP measure provides meaningful information to assist investors and stockholders in understanding the Company’s financial results and assessing its prospects for future performance, and reflects an additional way of viewing aspects of the Company’s operations that, when viewed with its GAAP financial measures, provides a more complete understanding of the Company’s business. To the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends. The Company’s method of determining these non-GAAP measures may be different from other companies’ methods and, therefore, may not be comparable to those used by other companies and the Company does not recommend the sole use of these non-GAAP measures to assess its financial performance. The Company encourages investors to review its financial statements included in the proxy statement filed by MUDS in their entirety and not to rely on any single financial measure. The following definitions are provided:

Adjusted EBITDA is defined as earnings before interest, income taxes and depreciation and amortization, and further adjusted to exclude the impact of certain items that are non-cash, unrelated to the Company’s core revenue-generating operations or that affect the comparability of the Company’s results from period to period. These further adjustments for the periods presented in the Press Release include sponsor fees, transaction and refinancing costs, losses on sales of subsidiaries, foreign currency transaction costs and other non-cash, non-recurring or non-core costs. The Company uses Adjusted EBITDA to evaluate the underlying performance of its revenue-generating operations and facilitate comparisons of the Company’s recurring operating performance between periods and to the reported operating performance of other companies. The Company believes Adjusted EBITDA is also useful in evaluating its operating performance, as it is similar to measures reported by the Company’s competitors and is regularly used by security analysts and investors in analyzing companies’ operating performance and prospects. Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by net sales. A reconciliation between the GAAP and non-GAAP measures is provided at the end of the Press Release.

No Offer or Solicitation

This Current Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination. This Current Report shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Additional Information About the Proposed Business Combination and Where to Find It

This Current Report is being made in respect of the proposed Business Combination involving MUDS and the Company. MUDS filed a definitive proxy statement with the SEC on July 30, 2021 relating to the proposed Business Combination, which has since been supplemented. This Current Report does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed Business Combination. MUDS’ stockholders and other interested persons are advised to read the definitive proxy statement and any other documents filed, in connection with MUDS’ solicitation of proxies for its special meeting in lieu of the 2021 annual meeting of stockholders to be held to approve the proposed Business Combination and other matters, as these materials will contain important information about MUDS, the Company and the proposed Business Combination. The definitive proxy statement and other relevant materials for the proposed Business Combination was mailed to stockholders of MUDS as of June 30, 2021, the record date established for voting on the proposed Business Combination. Stockholders of MUDS may also obtain copies of the proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov. In addition, the documents filed by MUDS may be obtained free of charge from MUDS by directing a request to: Mudrick Capital Acquisition Corporation II, 527 Madison Avenue, Sixth Floor, New York, New York 10022.

Participants in the Solicitation

MUDS, the Company and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from MUDS’ stockholders in connection with the proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of MUDS’ stockholders in connection with the proposed Business Combination is set forth in MUDS’ definitive proxy statement filed with the SEC. You can find more information about MUDS’ directors and executive officers in MUDS’ Annual Report on Form 10-K/A for the fiscal year ended December 31, 2020, which was filed with the SEC on May 10, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is included in MUDS’ definitive proxy statement. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 18, 2021.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mudrick Capital Acquisition Corporation II

Dated: August 18, 2021

	By:	/s/ Jason Mudrick
Name: Jason Mudrick
Title: Chief Executive Officer

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